UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2010

SYNOPSYS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address, including principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 21, 2010, Synopsys, Inc., a Delaware corporation (“Synopsys”) and Virage Logic Corporation, a Delaware corporation (“Virage”) issued a joint press release announcing that the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to Synopsys’ proposed acquisition of Virage expired on July 19, 2010. A copy of the joint press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Press release issued jointly by Synopsys, Inc. and Virage Logic Corporation on July 21, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Dated: July 21, 2010	By:	/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release issued jointly by Synopsys, Inc. and Virage Logic Corporation on July 21, 2010.

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